Exhibit 10.3

PLEDGE AGREEMENT

By

NOVITRON INTERNATIONAL, INC.

as Pledgor

and

ELAN PHARMACEUTICALS, INC.
as Secured Party

_______________________

Dated as of June 25, 2003

TABLE OF CONTENTS
Page
ARTICLE I

DEFINITIONS AND INTERPRETATION
SECTION 1.1 Definitions *
ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS
SECTION 2.1 Pledge *
SECTION 2.2 Secured Obligations *
SECTION 2.3 Security Interest *
SECTION 2.4 No Release *
ARTICLE III

PERFECTION, FURTHER ASSURANCES
SECTION 3.1 Delivery of Certificated Securities Collateral *
SECTION 3.2 Financing Statements and Other Filings; Maintenance of Perfected Security Interest *
ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS
SECTION 4.1 Title, Authority and Validity; Preservation of Corporate Existence *
SECTION 4.2 Validity of Security Interest *
SECTION 4.3 Limitation on Liens *
SECTION 4.4 Other Financing Statements *
SECTION 4.5 Due Authorization and Issuance *
SECTION 4.6 No Violations, etc. *
SECTION 4.7 No Options, Warrants, etc. *
SECTION 4.8 No Conflicts, Consents, etc. *
SECTION 4.9 Pledged Collateral *
SECTION 4.10 Payment of Taxes; Compliance with Laws; Contesting Liens; Claims *
ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
SECTION 5.1 Pledge of Additional Securities Collateral *
SECTION 5.2 Voting Rights; Distributions; etc. *
SECTION 5.3 Operative Agreements *
SECTION 5.4 Defaults, etc. *
ARTICLE VI

TRANSFERS AND OTHER LIENS
SECTION 6.1 Transfers of and Other Liens on Pledged Collateral *
ARTICLE VII

REMEDIES
SECTION 7.1 Remedies *
SECTION 7.2 Notice of Sale *
SECTION 7.3 Waiver of Notice and Claims *
SECTION 7.4 Certain Sales of Pledged Collateral *
SECTION 7.5 No Waiver; Cumulative Remedies *
ARTICLE VIII

APPLICATION OF PROCEEDS
ARTICLE IX

MISCELLANEOUS
SECTION 9.1 Concerning Secured Party *
SECTION 9.2 Secured Party May Perform; Secured Party Appointed Attorney-in-Fact *
SECTION 9.3 Expenses *
SECTION 9.4 Indemnity *
SECTION 9.5 Continuing Security Interest; Assignment *
SECTION 9.6 Termination; Release *
SECTION 9.7 Modification in Writing *
SECTION 9.8 Notices *
SECTION 9.9 GOVERNING LAW *
SECTION 9.10 CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL *
SECTION 9.11 Severability of Provisions *
SECTION 9.12 Execution in Counterparts *
SECTION 9.13 Business Days *
SECTION 9.14 No Credit for Payment of Taxes or Imposition *
SECTION 9.15 No Claims Against Secured Party *
SECTION 9.16 Obligations Absolute *
SECTION 9.17 Representations and Warranties of the Secured Party *
SIGNATURES
SCHEDULE A Operative Agreements
SCHEDULE B Financing Statements and Other Filings
EXHIBIT 1 Form of Pledge Agreement Amendment

PLEDGE AGREEMENT

PLEDGE AGREEMENT (this "Agreement"), dated as of June 25, 2003, made by Novitron International, Inc. a Delaware corporation, as pledgor (in such capacity and together with any successors in such capacity, "Pledgor"), in favor of Elan Pharmaceuticals, Inc., as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the "Secured Party").

R E C I T A L S:

A. Pledgor and the Secured Party have entered into an amendment (the "Amendment") dated as of April 29, 2003 to the asset purchase agreement (the "Purchase Agreement") dated as of December 9, 2002, as amended, by and among the Secured Party, Elan Diagnostics, Inc., Pledgor and Clinical Data, Inc., a Delaware corporation and a wholly-owned subsidiary of Pledgor ("Clinical Data"), setting forth, among other things, certain indemnification obligations of Pledgor.

B. Pledgor is the legal and/or beneficial owner of the Pledged Collateral pledged by it hereunder.

C. This Agreement is given by Pledgor in favor of and for the benefit of the Secured Party to secure the payment and performance of all of the Secured Obligations (as hereinafter defined).

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and the Secured Party hereby agree as follows:

  DEFINITIONS AND INTERPRETATION
      Definitions

      . Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

        Capitalized terms used but not otherwise defined herein that are defined in the Amendment shall have the meanings given to them in the Purchase Agreement.
        The following terms shall have the following meanings:

        "Additional Pledged Shares" shall mean all shares of capital stock of Landmark issued and outstanding after the date hereof, together with, subject to Section 5.2 hereof, all rights, privileges, authority and powers relating to such shares of capital stock under all Operative Agreements, and the certificates, instruments and agreements representing such additional shares of capital stock and any and all interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares of capital stock.

        "Agreement" shall mean this Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof.

        "Charges" shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, claims arising by operation of law) against, all or any portion of the Pledged Collateral.

        "Collateral Material Adverse Effect" shall mean, as of any date of determination and whether individually or in the aggregate (a) any event, circumstance, occurrence or condition which has caused or resulted in (or would reasonably be expected to cause or result in) a material adverse effect on the value of the Pledged Collateral; or (b) any event, circumstance, occurrence or condition which has caused or resulted in (or would reasonably expect to cause or result in) a material adverse effect on the legality, priority or enforceability of the Lien created by this Agreement or the rights and remedies of the Secured Party hereunder.

        "Contested Liens" shall mean, collectively, any Liens incurred in respect of any Charges to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested; provided, however, that such Liens shall in all respects be subject and subordinate in priority to the Lien and security interest created and evidenced by this Agreement, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.

        "Distributions" shall mean, collectively, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, accreted value, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to Pledgor in respect of or in exchange for any or all of the Pledged Securities.

        "Event of Default" shall mean the occurrence of any of the following:

              a default in the payment in full when due of any of the Secured Obligations;
              a breach of any material representation, warranty or covenant of Pledgor in this Agreement, and such breach has not been cured or remedied within a period of twenty (20) days after delivery of written notice to Pledgor by the Secured Party; or
              a default resulting in acceleration of indebtedness of Pledgor or Clinical Data for borrowed money with an aggregate principal amount in excess of $2 million, and such acceleration has not been rescinded, annulled, or otherwise revoked or annulled within a period of twenty (20) days after delivery of written notice to Pledgor by the Secured Party.

  For purposes of clauses (i) of this definition, payment of an indemnification obligation under the Amendment or this Agreement shall be deemed "due" promptly upon written demand by the Secured Party, unless the indemnifying party is contesting such indemnification obligation in good faith as evidenced by a duly adopted resolution of the board of directors of Pledgor, in which case such indemnification obligation shall be deemed "due" upon final resolution of such contest.

  "Governmental Authority" shall mean any Federal, state, local, foreign or other governmental, quasi-governmental or administrative (including self-regulatory) body, instrumentality, department, agency, authority, board, bureau, commission, office of any nature whatsoever or other subdivision thereof, or any court, tribunal, administrative hearing body, arbitration panel or other similar dispute-resolving body, whether now or hereafter in existence, or any officer or official thereof, having jurisdiction over Pledgor or the Pledged Collateral or any portion thereof.

  "Indemnified Liabilities" shall have the meaning assigned to such term in Section 9.4(i) hereof.

  "Indemnitees" shall have the meaning assigned to such term in Section 9.4(i) hereof.

  "Initial Pledged Shares" shall mean all of the issued and outstanding shares of capital stock of Landmark, together with, subject to Section 5.2 hereof, all rights, privileges, authority and powers relating to such shares of capital stock under all Operative Agreements and the certificates, instruments and agreements representing such shares of capital stock and any and all interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Initial such shares of capital stock.

  "Landmark" shall mean Landmark Scientific, Inc., a Delaware corporation, and any successors.

  "Operative Agreement" shall mean any, with respect to any security, any certificate, instrument, agreement or other document setting forth or providing for any of the rights, privileges, authority, powers or obligations relating to such security.

  "Pledge Amendment" shall have the meaning assigned to such term in Section 5.1 hereof.

  "Pledged Collateral" shall have the meaning assigned to such term in Section 2.1 hereof.

  "Pledged Securities" shall mean, collectively, Pledged Shares and the Successor Interests.

  "Pledged Shares" shall mean, collectively, the Initial Pledged Shares and the Additional Pledged Shares.

  "Pledgor" shall have the meaning assigned to such term in the Preamble hereof.

  "Requirements of Law" shall mean, collectively, any and all requirements of any Governmental Authority including, without limitation, any and all laws, ordinances, rules, regulations or similar statutes or case law.

  "SEC" shall have the meaning assigned to such term in Section 7.4(iii) of this Agreement.

  "Securities Collateral" shall mean, collectively, the Pledged Securities and Distributions.

  "Secured Obligations" shall mean (i) all indemnification obligations of Pledgor from time to time arising under or in respect of Section 3.1(c) of the Amendment and (ii) all obligations of Pledger from time to time arising under or in respect of this Agreement, including, without limitation, its indemnification obligations under Section 9.4 hereof.

  "Secured Party" shall have the meaning assigned to such term in the Preamble of this Agreement.

  "Securities Act" means the Securities Act of 1933, as amended.

  "Successor Interests" shall mean, collectively, with all shares of each class of the capital stock of any successor Person formed by or resulting from any consolidation or merger in which Landmark is not the surviving entity; provided, however, that the pledge of the Successor Interests effected hereby shall in no event affect the obligations of Pledgor under any provision prohibiting such action hereunder.

  "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party’s and the security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

  GRANT OF SECURITY AND SECURED OBLIGATIONS
      Pledge

      . As collateral security for the payment and performance in full of all the Secured Obligations, Pledgor hereby pledges and grants to the Secured Party, a lien on and security interest in and to all of the right, title and interest of Pledgor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the "Pledged Collateral"):

            all Pledged Securities;
            all Distributions;
            all books and records relating to the Pledged Collateral; and
            all proceeds of any and all of the foregoing.
      Secured Obligations

      . This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due of the Secured Obligations.

      Security Interest

      .   Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any initial financing statements and amendments thereto that contain the information required by the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including, without limitation, whether Pledgor is an organization, the type of organization and any organizational identification number issued to Pledgor. Pledgor agrees to provide all information described in the immediately preceding sentence to the Secured Party promptly upon written request.

        Pledgor hereby ratifies its authorization for the Secured Party to file in any relevant jurisdiction any initial financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.
      No Release

  . Nothing set forth in this Agreement shall relieve Pledgor from the performance of any term, covenant, condition or agreement on Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on Pledgor’s part to be so performed or observed or shall impose any liability on the Secured Party for any act or omission on the part of Pledgor relating thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement, the Purchase Agreement (including the Amendment) or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of Pledgor contained in this Section 2.4 shall survive the termination hereof and the discharge of Pledgor’s other obligations under this Agreement and the Purchase Agreement (including the Amendment).

  PERFECTION, FURTHER ASSURANCES
      Delivery of Certificated Securities Collateral

      . Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Secured Party in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Secured Party has a perfected first priority security interest therein. Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by Pledgor after the date hereof shall immediately upon receipt thereof by Pledgor be delivered to and held by or on behalf of the Secured Party pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Secured Party or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, the Secured Party shall have the right at any time upon the occurrence and during the continuance of any Event of Default to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

      Pledgor agrees to cause all existing and future Securities Collateral to be issued and held in certificated form.

      Financing Statements and Other Filings; Maintenance of Perfected Security Interest

  . Pledgor represents and warrants that the only filings, registrations and recordings necessary and appropriate to create, preserve, protect, publish notice of and perfect the security interest granted by Pledgor to the Secured Party pursuant to this Agreement in respect of the Pledged Collateral are listed in Schedule B hereto. Pledgor represents and warrants that all such filings, registrations and recordings have been delivered to the Secured Party in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule B hereto and shall be filed, registered and recorded immediately after the date thereof. Pledgor agrees, at the sole cost and expense of Pledgor, to: (i) maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest and shall defend such security interest against the claims and demands of all Persons, (ii) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Secured Party may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Secured Party, execute and deliver, and have recorded, such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby.

  REPRESENTATIONS, WARRANTIES AND COVENANTS

  Pledgor represents, warrants and covenants as follows:

      Title, Authority and Validity; Preservation of Corporate Existence

      .   Pledgor (A) has good and valid rights in and title to the Pledged Collateral with respect to which it has purported to grant a security interest and Lien hereunder, (B) has full power and authority to grant to the Secured Party the security interest in and Lien on such Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained, (C) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (D) this Agreement is a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

              Pledgor shall preserve and maintain in full force and effect (A) its existence and good standing under the laws of the jurisdiction of its organization and (B) all consents, authorizations and approvals necessary or required of any Governmental Authority or any other Person relating to the execution, delivery and performance hereof.
      Validity of Security Interest

      . The security interest in and Lien on the Pledged Collateral granted to the Secured Party for the benefit of the Secured Party hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) upon delivery of the Pledged Collateral to the Secured Party, a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Secured Party for the benefit of the Secured Party pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing first priority security interest therein, superior and prior to the rights of all other Persons therein.

      Limitation on Liens

      . Pledgor is as of the date hereof, and, as to Pledged Collateral acquired by it from time to time after the date hereof, Pledgor will be, the sole direct and beneficial owner of all Pledged Collateral pledged by it hereunder free from any Lien or other right, title or interest of any Person other than Contested Liens. Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Secured Party and the priority thereof against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Secured Party. There is no agreement, and Pledgor shall not enter into any agreement or take any other action, that would result in the imposition of any other Lien, restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with Pledgor’s obligations or the rights of the Secured Party hereunder.

      Other Financing Statements

      . There is no (nor will there be any) valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than as required hereby. So long as any of the Secured Obligations remain unpaid, Pledgor shall not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to any Pledged Collateral.

      Due Authorization and Issuance

      . All of the Initial Pledged Shares have been, and to the extent any Additional Pledged Shares are hereafter issued, such shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. All of the Initial Pledged Shares have been fully paid for. As of the date hereof, the Initial Pledged Shares constitute 100% of the issued and outstanding shares of capital stock of Landmark.

      No Violations, etc.

      The pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

      No Options, Warrants, etc.

      There are no options, warrants, calls, rights, commitments or agreements of any character to which Pledgor or Landmark is a party or by which it is bound obligating Pledgor to issue, deliver or sell or cause to be issued, delivered or sold additional Pledged Securities or obligating Pledgor or Landmark to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which Pledgor or Landmark is a party with respect to the transfer, voting or exercise of any other right of the capital stock of Landmark.

      No Conflicts, Consents, etc.

      Neither the execution and delivery hereof by Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violates any Operative Agreement relating to any Pledged Securities, (ii) violates the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Pledgor or Landmark is a party, or by which either of them may be bound or to which any of its properties or assets may be subject, (iii) conflicts with any Requirement of Law applicable to Pledgor or Landmark or their respective property, or (iv) results in or requires the creation or imposition of any Lien (other than the Lien contemplated hereby) upon or with respect to any of the property now owned or hereafter acquired by Pledgor or Landmark. No consent of any party (including, without limitation, stockholders or creditors of Pledgor or Landmark) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required (A) for the pledge by Pledgor of the Pledged Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance hereof by Pledgor, (B) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or (C) for the exercise by the Secured Party of the remedies in respect of the Pledged Collateral pursuant to this Agreement, other than, in the case of (A) only, the filing of the financing statements noted on Schedule B hereto. In the event that the Secured Party desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement upon the occurrence and during the continuance of an Event of Default and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Secured Party, Pledgor agrees to use its best efforts to assist and aid the Secured Party to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

      Pledged Collateral

      . All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to the Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral constitutes all of the equity or debt securities of Landmark owned or held by Pledgor as of the date hereof.

      Payment of Taxes; Compliance with Laws; Contesting Liens; Claims

  . Pledgor represents and warrants that all Charges imposed upon or assessed against the Pledged Collateral have been paid and discharged. Pledgor shall comply with all Requirements of Law applicable to the Pledged Collateral. Pledgor may at its own expense contest the validity, amount or applicability of any Charges. Notwithstanding the foregoing provisions of this Section 4.10, (i) no contest of any such obligation may be pursued by Pledgor if such contest would expose the Secured Party to (A) any possible criminal liability or (B) any additional civil liability for failure to comply with such obligations unless Pledgor shall have furnished a bond or other security therefor satisfactory to the Secured Party, and (ii) if at any time payment or performance of any obligation contested by Pledgor pursuant to this Section 4.10 shall become necessary to prevent the imposition of remedies because of non-payment, Pledgor shall pay or perform the same, in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

  CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
      Pledge of Additional Securities Collateral

      . Pledgor shall cause Landmark not to issue any capital stock or other securities in addition to or in substitution for the Pledged Shares, except to Pledgor, and all such additional shares shall immediately be pledged hereunder. Pledgor shall, upon obtaining any Additional Pledged Shares, accept the same in trust for the benefit of the Secured Party and forthwith deliver to the Secured Party a pledge amendment, duly executed by Pledgor, in substantially the form of Exhibit 1 annexed hereto (each, a "Pledge Amendment"), and the certificates and other documents required under Section 3.1 in respect of the Additional Pledged Shares which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Shares. Pledgor hereby authorizes the Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Additional Pledged Shares listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder be considered Pledged Collateral.

      Voting Rights; Distributions; etc.

        So long as no Event of Default shall have occurred and be continuing:

                Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof or any other document evidencing the Secured Obligations; provided, however, that Pledgor shall in no event exercise such rights in any manner which may have a Collateral Material Adverse Effect.
                Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Secured Party to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).
                The Secured Party shall be deemed without further action or formality to have granted to Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of Pledgor and at the sole cost and expense of Pledgor, from time to time execute and deliver (or cause to be executed and delivered) to Pledgor all such instruments as Pledgor may reasonably request in order to permit Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(i)(A) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(i)(B) hereof.
              Upon the occurrence and during the continuance of any Event of Default:
                All rights of Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(i)(A) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights.
                All rights of Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(i)(B) hereof shall cease and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.
              Pledgor shall, at its sole cost and expense, from time to time after the occurrence and during the continuance of an Event of Default execute and deliver to the Secured Party appropriate instruments as the Secured Party may request in order to permit the Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(ii)(A) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(ii)(B) hereof.
              All Distributions which are received by Pledgor contrary to the provisions of Section 5.2(ii)(B) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of Pledgor and shall immediately be paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).
      Operative Agreements

      . Schedule A hereto lists all of the Operative Agreements relating to the Pledged Securities. Pledgor has delivered to the Secured Party true, correct and complete copies of all Operative Agreements relating to the Pledged Securities. The Operative Agreements are in full force and effect, have not as of the date hereof been amended or modified except as disclosed to the Secured Party, and there is no existing default by any party thereunder or any event which, with the giving of notice of passage of time or both, would constitute a default by any party thereunder. Pledgor will not terminate or agree to terminate any Operative Agreement or make any amendment or modification to any Operative Agreement which may have a Collateral Material Adverse Effect including electing to treat any Pledged Securities as a security under section 8-103 of the UCC.

      Defaults, etc.

  Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which Pledgor is a party relating to the Pledged Securities pledged by it, and Pledgor is not in violation of any other provisions of any such agreement to which Pledgor is a party, or otherwise in default or violation thereunder. No Securities Collateral pledged by Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against Pledgor by any Person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Operative Agreements relating to the Pledged Securities and certificates delivered to the Secured Party) which evidence any Pledged Securities.

  TRANSFERS AND OTHER LIENS
      Transfers of and Other Liens on Pledged Collateral

  . Except as permitted hereby, Pledgor shall not (i) sell, convey, assign or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, (iii) permit Landmark to merge or consolidate into or with any corporation, limited liability company or other entity of any kind unless the capital stock, member interest or other equity interest of the surviving or resulting corporation, limited liability company or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation or (iv) permit Landmark to sell, lease or otherwise dispose of any of its assets other then in the ordinary course of business.

  REMEDIES
      Remedies

      . Upon the occurrence and during the continuance of any Event of Default, the Secured Party may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it:

              demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including, without limitation, instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Secured Party, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to Pledgor, prior to receipt by any such obligor of such instruction, Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Secured Party and shall promptly (but in no event later than one business day after receipt thereof) pay such amounts to the Secured Party;
              sell, assign or otherwise liquidate, or direct Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;
              retain and apply the Distributions to the Secured Obligations as provided in Article VIII hereof;
              exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and
              exercise all the rights and remedies of a secured party on default under the UCC, and the Secured Party may also in its sole discretion, without notice except as specified in Section 7.2 hereof and except as otherwise restricted under the Securities Act and any applicable state securities laws, sell, assign or otherwise transfer the Secured Party’s rights in the Pledged Collateral or any part thereof in one or more lots at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party or any of its Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.
      Notice of Sale

      . Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by law, ten business days’ prior notice to Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

      Waiver of Notice and Claims

      . Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Secured Party’s taking possession or the Secured Party’s disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Pledgor would otherwise have under law, and Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Secured Party shall not be liable for any incorrect or improper payment made pursuant to this Article VII in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under Pledgor.

      Certain Sales of Pledged Collateral

      . Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Secured Party shall have no obligation to engage in public sales.

              Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.
              Pledgor shall comply with all applicable reporting requirements of the Securities Act which are conditions to the availability of Regulation D under the Securities Act, and all applicable state securities laws which are conditions to the availability of similar exemptions from registration under such state securities laws, for the sale of the Securities Collateral. Pledgor shall cooperate with the Secured Party in supplying such information as may be necessary for the Secured Party to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of Regulation D under the Securities Act or similar exemptions from registration under applicable state securities laws.
              If the Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, the Pledgor shall from time to time furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of securities included in the Securities Collateral which may be sold by the Secured Party as exempt transactions under the Securities Act and the rules of the SEC thereunder, as the same are from time to time in effect.
              Pledgor further agrees that money damages may not be a sufficient remedy for any breach of the covenants contained in this Section 7.4 and, as a consequence, that, in additional to all other remedies, the Secured Party shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any breach of any covenant contained in this Section 7.4.
      No Waiver; Cumulative Remedies

      . No failure on the part of any party hereto to exercise, no course of dealing with respect to, and no delay on the part of any party hereto in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Secured Party be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

              In the event that the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case, Pledgor, the Secured Party shall be restored to its former position and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

  APPLICATION OF PROCEEDS

  The proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Secured Party of its remedies as a secured creditor as provided in Article VII hereof shall be applied, together with any other sums then held by the Secured Party, first to amounts owing to the Secured Party under this Agreement, next to amounts owing to the Secured Party under Section 3.1 (c) of the Amendment. Any proceeds remaining after such application shall be paid to the persons or entities legally entitled thereto.

  MISCELLANEOUS
      Concerning Secured Party

      . The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Secured Party accords its own property consisting of negotiable securities, it being understood that the Secured Party shall not have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Shares) to preserve rights against any person or entity with respect to any Pledged Collateral.

      Secured Party May Perform; Secured Party Appointed Attorney-in-Fact

      . If Pledgor shall fail to perform any material covenants contained in this Agreement (including, without limitation, Pledgor’s covenants to (i) pay Charges or discharge Liens or (ii) pay or perform any obligations of Pledgor under any Pledged Collateral) or if any material representation or warranty on the part of Pledgor contained herein shall be breached, the Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Secured Party shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which Pledgor fails to pay or perform as and when required hereby and which Pledgor does not contest in accordance in accordance with the provision of Section 4.10 hereof. Any and all amounts so expended by the Secured Party shall be paid by Pledgor in accordance with the provisions of Section 9.3 hereof. Neither the provisions of this Section 9.2 nor any action taken by the Secured Party pursuant to the provisions of this Section 9.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of warranty from constituting an Event of Default. Pledgor hereby appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time in the Secured Party’s discretion upon prior written notice to take any action and to execute any instrument consistent with the terms of this Agreement and the Purchase Agreement (including the Amendment) which the Secured Party may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

        Pledgor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, in any jurisdiction and with any filing offices as the Secured Party may determine, in its reasonable discretion, are necessary or advisable to perfect the security interest granted to the Secured Party for the benefit of the Secured Parties in connection herewith. Such financing statements may describe the collateral in the same manner as described in this Agreement or may contain an indication or description of collateral that describes such property in any other manner as the Secured Party may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Secured Party for the benefit of the Secured Parties in connection herewith.
      Expenses

      . Pledgor will upon demand pay to the Secured Party the amount of any and all reasonable costs and expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents which the Secured Party may incur in connection with (i) any action, suit or other proceeding affecting the Pledged Collateral or any part thereof commenced, in which action, suit or proceeding the Secured Party is made a party or participates or in which the right to use the Pledged Collateral or any part thereof is threatened, or in which it becomes necessary in the reasonable judgment of the Secured Party upon prior written notice to Pledgor to defend or uphold its lien on the Pledged Collateral (including, without limitation, any action, suit or proceeding to establish or uphold the compliance of the Pledged Collateral with any requirements of any Governmental Authority or law), (ii) the collection of the Secured Obligations, (iii) the enforcement of Pledgor’s obligations pursuant to this Agreement, (iv) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (v) the exercise or enforcement of any of the rights of the Secured Party hereunder or (vi) the failure by Pledgor to perform or observe any of the material provisions hereof. All amounts expended by the Secured Party and payable by Pledgor under this Section 9.3 shall be due upon demand therefor (together with interest thereon calculated at the Prime Rate plus two percent (2%) as published in the Wall Street Journal during the period from and including the date on which such funds were so expended to the date of repayment) and shall be part of the Secured Obligations. Pledgor’s obligations under this Section 9.3 shall survive the termination hereof and the discharge of Pledgor’s other obligations under this Agreement and the Purchase Agreement (including the Amendment).

      Indemnity

      .

              Indemnity. Pledgor agrees to indemnify, pay and hold harmless the Secured Party and the officers, directors, employees, agents and Affiliates of the Secured Party (collectively, the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs so long as Pledgor has provided its prior written consent to such settlement, which consent may not be unreasonably withheld, delayed or conditioned by Pledgor), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of a single firm or counsel who will be reasonably accpetable to Pledgor for such Indemnitees in connection with any investigative, administrative or judicial proceeding, commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or (including, without limitation, any misrepresentation by Pledgor in this Agreement (the "Indemnified Liabilities"); provided, however, that Pledgor shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction that such Indemnified Liabilities arose from the gross negligence, bad faith or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.
              Survival. The obligations of Pledgor contained in this Section 9.4 shall survive the termination hereof and the discharge of Pledgor’s other obligations under this Agreement and the Purchase Agreement (including the Amendment).
              Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.
      Continuing Security Interest; Assignment

      . This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon Pledgor, its successors and assigns and (ii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and each of its successors, transferees and assigns. No other Persons (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), the Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party, herein or otherwise, subject however, to the provisions of the Purchase Agreement (including the Amendment).

      Termination; Release

      . Notwithstanding anything to the contrary set forth herein or in the Amendment, the execution, delivery and performance of this Agreement by Pledgor shall constitute Pledgor’s and Clinical Data’s performance of their respective obligations to provide collateral security to the Secured Party under the first two (2) sentences of Section 3.1(d) of the Amendment; provided, however, that if the Secured Party so requests, Pledgor shall promptly execute and deliver a pledge agreement, in form and substance substantially the same as this Agreement and otherwise reasonably satisfactory to the Secured Party, with respect to the shares of Vital Diagnostics Pty. Ltd. The Pledged Collateral shall be released from the Lien of this Agreement in accordance with the provisions of Section 3.1(d) of the Amendment. Upon termination hereof in accordance with the provisions of Section 3.1(d) of the Amendment the Secured Party shall, upon the request and at the sole cost and expense of Pledgor, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Secured Party, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Secured Party and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including financing statement amendments or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

      Modification in Writing

      . No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any party therefrom, shall be effective unless the same shall be made in accordance with the terms of the Purchase Agreement and unless in writing and signed by the parties. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any party from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any party in any case shall entitle any other party to any other or further notice or demand in similar or other circumstances.

      Notices

      . Unless otherwise provided herein, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Purchase Agreement, as to Pledgor, addressed to it at the address of Pledgor set forth in the Purchase Agreement and as to the Secured Party, addressed to it at the address set forth in the Purchase Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 9.8. In addition, Secured Party agrees that copies of all notices under this Agreement shall be delivered concurrently to Caesar J. Belbel, Vice President and General Counsel of the Pledgor and Clinical Data, at the following address: 2 Thurber Boulevard, Smithfield, Rhode Island 02917.

      GOVERNING LAW

      . THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL

      . ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS OF ANY THEREOF, AND BY EXECUTION AND DELIVERY HEREOF, PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. PLEDGOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO PLEDGOR AT ITS ADDRESS SET FORTH IN THE PURCHASE AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE SECURED PARTY SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IF ANY AGENT APPOINTED BY PLEDGOR REFUSES TO ACCEPT SERVICE, PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE SECURED PARTY TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. PLEDGOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Severability of Provisions

      . Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      Execution in Counterparts

      . This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

      Business Days

      . In the event any time period or any date provided in this Agreement ends or falls on a day other than a business day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding business day, and performance herein may be made on such business day, with the same force and effect as if made on such other day.

      No Credit for Payment of Taxes or Imposition

      . Pledgor shall not be entitled to any credit against any sums which may become payable under the terms of the Amendment or this Agreement, by reason of the payment of any tax on the Pledged Collateral or any part thereof.

      No Claims Against Secured Party

      . Nothing contained in this Agreement shall constitute any consent or request by the Secured Party, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Secured Party in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

      Obligations Absolute

      . All obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:

              any change in the time, manner or place of payment of all or any of the Secured Obligations;
              any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations; or
              any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Amendment or any other document evidencing the Secured Obligations, except as specifically set forth in a waiver granted pursuant to the provisions of Section 9.7 hereof.
      Representations and Warranties of the Secured Party

. The Secured Party represents and warrants to Pledgor that: (i) it is an "accredited investor" as such term is defined in Rule 501 under Regulation D of the Securities Act and (ii) it understands that the Pledged Shares are not registered under the Securities Act or qualified under applicable state securities laws and that any sale or other transfer of the Pledged Shares by it must comply with the Securities Act and applicable state securities laws.

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IN WITNESS WHEREOF, Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

NOVITRON INTERNATIONAL, INC.,
as Pledgor

By:

Name:

Title:

ELAN PHARMACEUTICALS, INC.,
as Secured Party

By:

Name:

Title:

EXHIBIT 1

PLEDGE AGREEMENT AMENDMENT

This Amendment to the Pledge Agreement, dated as of [            ], 200[  ], is delivered pursuant to Section 5.1 of that certain pledge agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge and Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), dated as of June 25, 2003, among Novitron International, Inc. ("Pledgor"), and Elan Pharmaceuticals, Inc., as Secured Party (the "Secured Party"). The undersigned hereby agrees that this Amendment may be attached to the Pledge Agreement and that the Pledged Securities listed on this Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

NOVITRON INTERNATIONAL, INC.,
as Pledgor

By:

Name:

Title:

AGREED TO AND ACCEPTED:

ELAN PHARMACEUTICALS, INC.,

By:
Name:
Title: